GUARANTY AND SECURITY AGREEMENT


                   This Guaranty and Security Agreement (this "Agreement") is entered into as of January 16, 1997, by and among Denny's, Inc., a Delaware corporation ("Denny's"), El Pollo Loco, Inc., a Delaware corporation, DFO, Inc., a Delaware corporation, Flagstar Enterprises, Inc., an Alabama corporation, and Quincy's Restaurants, Inc., an Alabama corporation (collectively, the "Guarantors"), and James B. Adamson (the "Executive").

                                    Recitals

                  A. The Executive has entered into that certain Employment Agreement with Flagstar Companies, Inc., a Delaware corporation (the "Company") dated as of January 10, 1995 as amended by that certain First Amendment to Employment Agreement dated as of February 27, 1995 and by that certain Second Amendment to Employment Agreement dated as of December 31, 1996, (as amended, the "Employment Agreement").

                  B. It is a requirement of the Employment Agreement that Denny's execute and deliver this Agreement.

                  C. Each Guarantor is an indirect wholly-owned subsidiary of the Company. The Executive, as the chairman, president and chief executive officer of the Company, provides substantial and meaningful services and guidance to the Guarantors, and it is to the advantage of the Guarantors that the Company continue to employ the Executive.

                  D. Denny's has opened an interest bearing deposit account (such account, and any successor or replacement account from time to time, being the "Security Account") with Bank of America National Trust and Savings Association, (the "Bank") at its office at Concord, California Account No. 12338-62163, in the amount of $5,000,000. The account shall bear interest payable at such time as Denny's and the Bank shall agree and after an Event of Default (as hereinafter defined) at such time as Executive and Bank shall agree.

                                    Agreement

                  NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Employment Agreement and used herein shall have the meanings given them in the Employment Agreement. Unless otherwise defined herein or in the Employment Agreement, terms defined in Division 9 of the Uniform Commercial Code in effect in the State of California (the "Code") are used herein as therein defined.

                  "Obligations": any and all monetary obligations of the Company in respect of (i) retention bonuses, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, which may arise under, out of, or in connection with Section 3(k) of the Employment Agreement and (ii) payments which may become due under Section 5(b) of the Employment Agreement.

                  2. Guaranty. (a) The Guarantors hereby unconditionally and irrevocably jointly and severally guarantee the full and prompt payment and the punctual performance, when due and in accordance with the terms and conditions of the Employment Agreement, of the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether enforceable or unenforceable as against the Company, and whether or not such action is taken against the Company, now or hereafter existing, or due or to become due (all such Obligations being hereafter referred to as the "Guarantied Obligations"). This is a guaranty of payment and performance and not of collection only.

                  (b) The Guarantors further agree, jointly and severally, to pay to the Executive upon written demand all reasonable out-of-pocket costs and expenses and reasonable attorneys' fees and expenses paid or incurred by the Executive in endeavoring to collect all or any part of the Guarantied Obligations after the same become due and owing from, or in prosecuting any action against, any Guarantor, or in connection with the failure by any Guarantor to perform or observe any of the provisions hereof. Such costs, fees and expenses shall also be Guarantied Obligations hereunder.

                  3. Waivers. Each Guarantor hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of:

                  (a) any right to require the Executive to proceed against or exhaust his recourse against the Company or any other person or any security or collateral securing the Guarantied Obligations at any time or to pursue any other remedy in his power against any person before being entitled to payment from or performance by such Guarantor of the Guarantied Obligations or before proceeding against such Guarantor or any other person;

                  (b) the defense of the statute of limitations in any action hereunder or for the collection or performance of any Guarantied Obligation;

                  (c) any defense that may arise by reason of (i) the incapacity, lack of authority, death or disability, as applicable, of the Company, such Guarantor or any other or others, (ii) the revocation or repudiation hereof by such Guarantor or the revocation or repudiation of the Employment Agreement by the Company or any other or others, (iii) the failure of the Executive to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of the Company or any other or others, (iv) the unenforceability in whole or in part of the Employment Agreement or any other instrument, document or agreement, (v) the Executive's election, in any proceeding by or against the Company or any other party under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy

Code, or (vi) any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code;

                  (d) presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Agreement or incurrence of, or any default in connection with, the indebtedness guarantied hereunder, and indulgences and notices of any other kind whatsoever, including without limitation notice of the disposition of any collateral for the Guarantied Obligations;

                  (e) any defense based upon an election of remedies (including, if available, an election to proceed by non-judicial foreclosure) or other action or omission by the Executive or any other person or entity which destroys or otherwise impairs any indemnification, contribution or subrogation rights of such Guarantor or the right of such Guarantor, if any, to proceed against the Company for reimbursement, or any combination thereof;

                  (f) any defense based upon any taking, modification or release of any collateral or guarantees for the Guarantied Obligations, or any failure to create or perfect any security interest in, or the taking of or failure to take any other action with respect to, any collateral securing payment or performance of the Guarantied Obligations;

                  (g) any right to assert any counter-claim or cross-claim or to assert any rights or defenses based upon any right to offset or claimed offset by such Guarantor with respect to this Agreement against any indebtedness or obligation including, without limitation, the Guarantied Obligations now or hereafter owed to such Guarantor by the Company, the Executive or any other person; or

                  (h) any rights or defenses based upon any rights or defenses of the Company to the Guarantied Obligations, or any of them (including, without limitation, the failure or value of consideration, any statute of limitations, accord and satisfaction, and the insolvency of the Company); it being intended that such Guarantor shall remain liable as principal, to the extent set forth herein, until the full and final payment and performance of all of the Guarantied Obligations notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of such Guarantor, the Company or any other person; or

                  (i) any other action, event or precondition to the enforcement of this Agreement or the performance by such Guarantor of the obligations hereunder (other than the occurrence of an Event of Default (as defined in Section 14 below)).

                  4. Creation of Security Interest. Denny's hereby assigns, pledges and grants to the Executive a security interest in and lien on all of Denny's right, title and interest in and to the following collateral (the "Collateral"): (i) the Security Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Security Account, (ii) all interest payable with respect to the Security Account from time to time, and all certificates and instruments, if any, from time to time representing or evidencing the Security Account, (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Bank in substitution for or in addition to any or all of the then existing Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral, and (v) all proceeds of any and all of the foregoing Collateral whether the same arise or are acquired before or after the commencement of a case under Title 11 of the Bankruptcy Code, in order to secure the payment and performance of the Guarantied Obligations.

                  5. Non-Payment. If any Guarantied Obligation is not paid when due, a late charge shall accrue upon such Obligation, commencing on such due date, at the prime rate established by Citibank, N.A. plus 3% per annum from the due date until paid, as liquidated damages for such nonpayment. The imposition of this late charge does not imply or constitute any agreement by the Executive to forbear collection of the delinquent Guarantied Obligation. The amount of such late charge shall also be a Guarantied Obligation.

                  6. Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Executive pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Executive. The Executive shall have the right, at any time in his discretion and without notice to Denny's or any other Guarantor, to transfer to or register in the name of the Executive or any of his nominees any or all of the Collateral. In addition, the Executive shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                  7. Maintaining the Security Account. So long as any Obligation shall remain unpaid, Denny's shall maintain the Security Account with the Bank. The Security Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. Denny's shall pay the Bank (i) for all returned checks, service charges and other fees and charges associated with the Blocked Account Agreement attached hereto as Exhibit 2 (the "Blocked Account Agreement"), and the Account agreement referred to therein, and (ii) all amounts required to be paid in respect of the Company's indemnification obligations to the Bank under the Blocked Account Agreement.

                  8. Representation and Warranties. (a) Denny's represents and warrants as follows:

                  (i) Ownership of Collateral. Denny's is and at all times will be the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                  (ii) Perfected Security Interest. The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and legal security interest in the Collateral, securing payment of the Guarantied Obligations and, upon the execution and delivery by Denny's and the Executive of the Notice attached as Exhibit 1 hereto (the "Notice"), and upon the giving of such

Notice to the Bank in accordance with Section 9302(1)(g)(ii) of the Code, will create a perfected first priority lien thereon.

                  (b)      Each Guarantor represents and warrants as follows:

                  (i) No Conflict. The execution, delivery and performance of this Agreement by such Guarantor and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any of the terms and provisions of, or constitute a default under, any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Company or such Guarantor is a party.

                  (ii) Effectiveness. There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                  (iii) Authorization. Such Guarantor has the authorization, power and right to deliver, execute and fully perform its obligations under this Agreement in accordance with its terms.

                  9. Covenants. (a) Denny's covenants and agrees as follows:

                  (i) No Transfer. Denny's shall not sell, assign (by operation of law or otherwise), exchange or otherwise voluntarily or involuntarily transfer or dispose of the Collateral or any portion thereof or encumber, or hypothecate, or create or permit to exist any lien, security interest, charge or encumbrance or adverse claim upon or other interest in the Collateral without the prior written consent of the Executive.

                  (ii) Acknowledgement and Consent. On or prior to the date hereof, Denny's shall cause the Bank to execute and deliver the Blocked Account Agreement by and among Denny's, the Executive and the Bank attached hereto as
Exhibit 2.

                  (iii) Notice. On or prior to the date hereof, Denny's shall execute and deliver to the Bank the Notice.

                  (iv) Legal Opinion. On or prior to January 20, 1997, Denny's shall deliver to the Executive the executed legal opinion of Latham & Watkins, counsel to Denny's, in form and substance reasonably satisfactory to the Executive.

                  (b) The Executive covenants and agrees that on or prior to the date hereof, the Executive shall execute and deliver to the Bank the Notice.

                  10. Further Assurances. Denny's agrees that at any time and from time to time, at the expense of Denny's, Denny's will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Executive may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Executive to exercise and enforce his rights and remedies hereunder with respect to any Collateral.

                  11. Executive Appointed Attorney-in-Fact. Denny's hereby appoints the Executive as Denny's attorney-in-fact, with full authority in the place and stead of Denny's and in the name of Denny's or otherwise, from time to time in the Executive's discretion to take any action and to execute any instrument which the Executive may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Company's representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  12. Executive May Perform. If any Guarantor fails to perform any agreement contained herein, the Executive may himself perform, or cause performance of, such agreement, and the expenses of the Executive incurred in connection therewith shall be payable by the Guarantors under Section 2(b).

                  13. Executive's Duties. The powers conferred on the Executive hereunder are solely to protect his interest in the Collateral and shall not impose any duty upon him to exercise any such powers. Except for the safe custody of any Collateral in his possession and the accounting for moneys actually received by him hereunder, the Executive shall have no duty as to any collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to the Collateral, whether or not the Executive has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve his rights against any parties or any other rights pertaining to the Collateral. The Executive shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in his possession if such Collateral is accorded treatment substantially equal to that which Denny's accords its own property.

                  14. Events of Defaults. The Guarantors shall be in default under this Agreement upon the happening of any one or more of the following events (each, an "Event of Default"):

                  (a) Failure to Pay. The Guarantors fail to pay any Guarantied Obligation in accordance with the terms of this Agreement;

                  (b) Collateral. All or any portion of the Collateral is seized, sold, assigned, transferred or otherwise disposed of in violation of
Section 9(b) hereof or is levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within thirty
(30) days thereof;

                  (c) Insolvency. The Company or any Guarantor executes a general assignment for the benefit of its creditors, ceases to conduct its business in the ordinary course as it is now conducted, convenes any meeting of its creditors, becomes insolvent, admits in writing its insolvency or inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due or any case or proceeding is voluntarily commenced by the Company or any Guarantor under any provision of the federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against the Company or any Guarantor;

                  (d) Receiver. A receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Guarantor is appointed to take possession of all or any portion of the Collateral or all or any substantial portion of the Company's or any Guarantor's assets;

                  (e) Breach of Employment Agreement. The Company or Denny's defaults in its obligations under Section 3(k) of the Employment Agreement.

                  15. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Executive may declare all Guarantied Obligations to be immediately due and payable. Thereupon, the Executive without any action whatsoever on the part of the Guarantors may instruct the Bank to wire all cash in the Account to such account as the Executive shall designate, and the Executive shall have the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location, for cash, on credit or for future delivery, and upon such other terms as the Executive may deem commercially reasonable. Denny's agrees that, to the extent notice of sale shall be required by law, at least ten day's notice to the Guarantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Executive shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Executive may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Bank shall be entitled to rely upon and shall be fully protected in relying upon a certification under penalty of perjury of the Executive that an Event of Default has occurred.

                  (b) Any cash held by the Executive as Collateral and all cash proceeds received by the Executive in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any amounts payable to the Executive pursuant to Section 2(b)) in whole by the Executive against the Guarantied Obligations in the order that such Obligations become due. Any surplus of such cash or cash proceeds held by the Executive and remaining after payment in full of all the Guarantied Obligations (and after payment of expenses pursuant to Section 2(b)) shall be paid over to Denny's or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) Denny's hereby expressly waives and releases all rights to have any of the Collateral marshalled upon the exercise of any remedies under this Agreement.

                  16. Right of Set Off. In addition to and not in limitation of any other right or remedy hereunder, the Executive shall have, at any time, the right, but not the obligation, to set off any indebtedness or Guarantied Obligation of any Guarantor against any indebtedness or obligation of the Executive to the Company or such Guarantor, without notice to or demand upon the Company or such Guarantor, any guarantor of any such indebtedness or obligation or any other person, whether or not such Guarantied Obligation or indebtedness is liquidated, contingent or mature at the time of such offset and however such indebtedness or obligations were created or incurred.

                  17. Continuing Security Interest. This Agreement shall be absolute and irrevocable and remain in effect as to any and all of the Guarantied Obligations until all Guarantied Obligations then outstanding have been indefeasibly paid in full in cash whereupon this Agreement shall automatically terminate without any further action on the part of any party hereto.

                  18. Notices. All notices required or permitted to be made hereunder shall be in writing and may be delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties at the addresses set forth below. Such notices sent as provided hereinabove shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid, in which case they shall be effective exactly three (3) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this paragraph.

     If to any Guarantor:               c/o Flagstar Corporation
                                        203 East Main Street
                                        Spartanburg, South Carolina 29319
                                        Attention:        General Counsel
                                        Telephone:        (864) 597-8242
                                        Facsimile:        (864) 597-8327

     If to the Executive:               James B. Adamson
                                        c/o Flagstar Companies, Inc.
                                        203 East Main Street
                                        Spartanburg, South Carolina 29319
                                        Telephone:        (864) 597-7780
                                        Facsimile:        (864) 597-7005

                                        with a copy to:

                                        John Turitzin, Esq.
                                        Battle Fowler LLP
                                        Park Avenue Tower
                                        75 East 55th Street
                                        New York, New York 10022
                                        Telephone:        (212) 856-7000
                                        Facsimile:        (212) 856-7813

                  If to the Bank:           Bank of America
                                            1850 Gateway Boulevard
                                            Concord, California 94520
                                            Attention: Account Administrator
                                            Telephone:        (800) 262-2726
                                            Facsimile:        (510) 885-7531

                  19. Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

                  20. Amendments. This Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  21. Incorporation by Reference. The parties hereby agree that
Section 3 of the Blocked Account Agreement is incorporated by reference herein, with the same effect as if such Section had been set forth herein, and shall remain a part of this Agreement notwithstanding the termination of the Blocked Account Agreement.

                  22. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  23. Severability. If any provision or obligation of this Agreement should be found to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions and obligations or any other agreement executed in connection herewith, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and shall nonetheless remain in full force and effect to the maximum extent permitted by law.

                  24. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles, except that perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral shall be governed by the internal laws of the State of California, without regard to conflicts of law principles (except that the provisions of the California Civil Code validating the choice of California law shall be applicable).

                  25. Submission to Jurisdiction; Waivers. Each of the Guarantors and the Executive hereby irrevocably and unconditionally:

                  (a) submits for itself and himself and its and his property in any legal action or proceeding relating to arising out of this Agreement, or the conduct of any party with respect thereto, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, the Courts of the State of California, the courts of the United States of America for the Central District of California, the Courts of the State of South Carolina, the courts of the United States of America for the State of South Carolina, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor or the Executive, as applicable, at its or his address set forth in
Section 18, or at such other address of which such Guarantor or the Executive, as applicable, shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it or he may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  26. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty and Security Agreement as of the date first above written.

                                   DENNY'S, INC.



                                   By:            ______________________________
                                   Name:          ______________________________
                                   Title:         ______________________________


                                   EL POLLO LOCO, INC.



                                   By:            ______________________________
                                   Name:          ______________________________
                                   Title:         ______________________________


                                   DFO, INC.



                                   By:            ______________________________
                                   Name:          ______________________________
                                   Title:         ______________________________


                                   FLAGSTAR ENTERPRISES, INC.



                                   By:            ______________________________
                                   Name:          ______________________________
                                   Title:         ______________________________

                                     QUINCY'S RESTAURANTS, INC.



                                     By:        ______________________________
                                     Name:      ______________________________
                                     Title:     ______________________________


                                     ----------------------------------------
                                     James B. Adamson

                                                                     EXHIBIT 1

                                     NOTICE


                  The undersigned hereby notify Bank of America National Trust and Savings Association (the "Bank"), in accordance with Section 9302(1)(g)(ii) of the Uniform Commercial Code in effect in the State of California:

                  (a) of, the terms and provisions of, the foregoing Guaranty and Security Agreement (the "Agreement", the terms defined therein being used herein as therein defined) by and among Denny's, Inc., a Delaware corporation, El Pollo Loco, Inc., a Delaware corporation, DFO, Inc., a Delaware corporation, Flagstar Enterprises, Inc., an Alabama corporation, and Quincy's Restaurants, Inc., an Alabama corporation (collectively, the "Guarantors"), and James B. Adamson (the "Executive"), c/o Flagstar Companies, Inc., 203 East Main Street, Spartanburg, South Carolina 29319.

                  (b) that notwithstanding anything to the contrary in any other agreement relating to the Security Account or other Collateral, the Security Account, and all amounts now or hereafter deposited into, evidenced by or constituting the Security Account, are and will be subject to the terms and conditions of the Agreement and are and will be subject to the security interest of the Executive.

                  This Notice shall be binding upon each undersigned and its successors and assigns, and shall inure to the benefit of the Bank. This Notice shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles (except that the provisions of the California Civil Code validating the choice of California law shall be applicable).

                  IN WITNESS WHEREOF, the undersigned have duly executed this Notice as of the date set opposite its name below.

Dated: as of January 16, 1997


                                   DENNY'S, INC.



                                   By:            ______________________________
                                   Name:          ______________________________
                                   Title:         ______________________________



                                   ----------------------------------------
                                   James B. Adamson

                                                                 EXHIBIT 2

                            BLOCKED ACCOUNT AGREEMENT



                               See following pages